Intangible Assets and Goodwill	12 Months Ended
Dec. 25, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
Intangible Assets and Goodwill

(3) Intangible Assets and Goodwill

	December 27, 2011	December 25, 2012
	(In Thousands)
Amortized intangible assets:
Gross carrying amount:
Favorable leasehold interests	$848	$848
Licensing and development rights	1,077	1,077
Other	198	265

	2,123	2,190
Accumulated amortization:
Favorable leasehold interests	(549)	(639)
Licensing and development rights	(333)	(399)
Other	(26)	(39)

	(908)	(1,077)

Net amortized intangible assets	$1,215	$1,113

Unamortized intangible assets:
Goodwill	$76,103	$75,365
Trade names	34,893	34,893
Liquor license permits	385	385

	$111,381	$110,643

Licensing contract rights and favorable lease rights are being amortized using the straight-line method over the estimated lives of the related contracts and agreements, which are seven to nine years for favorable leasehold interest and 17 years for licensing contract rights. Liquor licenses that are transferable are carried at cost. Such licenses are reviewed for impairment on an annual basis.

Goodwill is allocated to the Del Frisco’s and Sullivan’s reporting units, respectively, as follows: $43,928 and $32,175 at December 27, 2011 and $43,928 and $31,437 at December 25, 2012 . A portion of the goodwill allocated to the Sullivan’s location that was sold in fiscal 2012 was written off in fiscal 2012. See Note 16 for further discussion of discontinued operations.

The Company has estimated that annual amortization expense will amount to approximately $167 for 2013, $153 for 2014, $126 for 2015, $90 for 2016, and $82 for 2017.

Amortization expense was $175, $166 and $169 for the years ended December 28, 2010, December 27, 2011, and December 25, 2012, respectively.

During fiscal 2010, the Company’s remaining tax deductible goodwill was fully amortized. The Company performed the annual test for impairment of goodwill and intangible assets and concluded that no impairment existed as of December 28, 2010, December 27, 2011 or December 25, 2012; accordingly, no impairment losses were recorded.

On February 1, 2012, the Company entered into an agreement to terminate a license agreement with the licensee operating a Del Frisco’s in Orlando, Florida effective June 1, 2013. The original licensing agreement has been amortized over the expected term of the agreement, and has a remaining book value of $678 as of December 25, 2012. Under the agreement, in exchange for the Company surrendering its right to receive licensing fees from January 1, 2012 through June 1, 2013 and making a one-time $25 payment to the licensee, the Company will have the rights to open and operate any of its restaurants in the three counties that make up the Orlando metropolitan area no earlier than January 1, 2015. The Company accounted for this as an exchange of non-monetary assets, for which the Company has concluded that the fair value of the asset surrendered approximates its book value and therefore no gain or loss has been recorded on the exchange. To determine the fair value of the asset surrendered, the Company utilized a discounted cash flow method that applied a discount rate of 10.5%, the Company’s weighted-average cost of capital, to the future estimated cash flows to be received over the remaining term, including expected renewal, of the license agreement.